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                                                                    EXHIBIT 23.1



[KPMG PEAT MARWICK LLP LETTERHEAD]



The Board of Directors


The Reader's Digest Association, Inc.:



     We consent to the use of our report incorporated herein by reference and to the reference to our form under the heading "Experts" in the prospectus.



                                          KPMG PEAT MARWICK LLP



February 6, 1998